                                                                   Exhibit 10.22


     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD OR IN ANY OTHER WAY TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS IN EFFECT AT THAT TIME OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                          PROMISSORY NOTE AND WARRANT

                                                                   Billerica, MA

$____________                                          ______________ ____, 1997

     FOR VALUE RECEIVED, the undersigned VIALOG Corporation, a Massachusetts corporation (the "Borrower"), promises to pay to the order of ____________________________ at Billerica, Massachusetts or at such other place as the holder of this Promissory Note and Warrant (this "Note") may from time to time designate, in lawful money of the United States, the principal sum of ___________________________ Dollars ($______________) together with interest at the rate set forth below on the outstanding principal balance of this Note from the date hereof until such outstanding principal is paid in full. The outstanding principal balance of this Note, together with any unpaid interest thereon and any other sums due and payable hereunder, shall be due and payable in full on the Due Date (as hereinafter defined), unless payment is due earlier or extended in accordance with other provisions of this Note.

     Interest will be payable upon maturity of this Note at a rate per annum of eight percent (8.00%). Interest will be computed on the basis of a year of 365 days for the number of days actually elapsed. Overdue principal and, to the extent permitted by applicable law, interest will bear interest at the rate specified above plus two percent (2%) per annum.

     If any payment on this Note becomes due and payable on a Saturday, Sunday or legal holiday in Massachusetts, the maturity thereof shall be extended to the next succeeding business day.

     "Due Date" shall mean the earlier to occur of (i) ten (10) days after the closing of a transaction pursuant to which the Borrower, issues and sells, in a public offering, equity securities of the Borrower for an aggregate purchase price of $40,000,000 or more and (ii) one (1) year after the date hereof.

     Upon the consent in writing of the holder of this Note, the maturity date for the payment in full of the then-outstanding principal balance of this Note, together with any unpaid interest thereon and any other sums due and payable hereunder, may be extended to such date as may be specified in the written consent.

     The entire principal balance of this Note, together with any unpaid interest thereon and any other sums due and payable hereunder, shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default: (1) a sale of all or substantially all of the Borrower's assets to another entity or entities in a single transaction or a series of transactions; (2) the liquidation, termination or dissolution of the Borrower or its ceasing to carry on actively its present business or the appointment of a receiver for its property; (3) the adjudication of bankruptcy or the insolvency of, or the making of an assignment or trust mortgage for the benefit of creditors by, the Borrower; or (4) the institution of bankruptcy, reorganization, arrangement, liquidation, receivership, moratorium or similar proceedings by or against the Borrower, and, if so instituted, its consent thereto or the pendency thereof for 60 days.

     No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission, or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. To the extent permitted by applicable law, the Borrower, regardless of the time, order or place of signing, waives presentment, demand, protest and notices of every kind.

     The Borrower shall pay on demand all costs of collection, including court costs and reasonable attorneys' fees, suffered or incurred by the holder in enforcing this Note.

                              WARRANT PROVISIONS

     Grant of Warrant.  For value received, the holder of this Note is entitled
     ----------------
to purchase, on the terms and conditions hereinafter set forth, from the Borrower, at any time from and after November 1, 1997 and on or before 5:00 p.m., Massachusetts time, on February 28, 1999, for an aggregate purchase price equal to the Warrant Price (as hereinafter defined) in effect at the time of the exercise of the warrant provisions of this Note per share (the "Exercise Price"), that number of shares of Common Stock of the Borrower, par value $.01 per share ("Common Stock"), as shall equal the quotient of the original principal amount of this Note divided by the Warrant Price in effect at the time of the exercise of the warrant provisions of this Note, rounded up to the nearest whole share (such shares of Common Stock being hereinafter referred to as the "Warrant Stock"). The "Warrant Price" shall initially mean Nine Dollars ($9.00) and is subject to adjustment pursuant to the provisions hereinafter set forth.

     Exercise of Warrant.  The warrant provisions of this Note may be exercised
     -------------------
in whole at any time by presentation and surrender to the Borrower at its principal office of the Subscription Form attached to this Note as Exhibit A completed for purchase of all of the Warrant Stock and duly executed and accompanied by payment of the Exercise Price due in connection with such exercise. Upon receipt by the Company of the Subscription Form in proper form for exercise, and upon payment of the Exercise Price, the holder shall, on the exercise date specified on the Subscription Form, be deemed to be the holder of record of the shares of Warrant Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Warrant Stock shall not yet have been issued and delivered to the holder.

     Reservation of Warrant Shares; Stock Fully Paid.  The Borrower agrees that
     -----------------------------------------------
at all times there shall be authorized and reserved for issuance upon exercise of the warrant provisions of this Note such number of shares of Common Stock as shall be required for issuance upon exercise of the warrant provisions of this Note. All shares that may be issued upon exercise hereof will, upon issuance and payment therefor, be fully paid, validly issued and nonassessable.

     Issue Tax.  The issuance of certificates for shares of Warrant Stock shall
     ---------
be made without charge to the holder for any issuance tax in respect thereof, all such taxes to be paid by the Borrower.

     Closing of Books.  The Borrower will at no time close its transfer books
     ----------------
against the transfer of this Note or the issuance of any shares of Warrant Stock in any manner that interferes with the timely exercise of the warrant provisions of this Note.

     Rights of the Holder.  The holder shall not, merely by virtue of this Note,
     --------------------
be entitled to any rights as a shareholder in the Borrower, either at law or in equity.

     Registration Rights.  As set forth herein, the holder shall be entitled to
     -------------------
have the Warrant Stock (but not this Note or the warrant provisions hereof) registered, or to cause the Borrower to register the Warrant Stock (but not this Note or the warrant provisions hereof), under the Securities Act of 1933, as amended, in accordance with the terms of the Registration Rights Agreement substantially in the form of Exhibit B hereto which the Borrower and the holder shall execute simultaneously with the delivery of this Note. The Borrower shall not be required to register the Warrant Shares until after November 1, 1997, and then only in accordance with the Registration Rights Agreement and if and to the extent that the holder furnishes the Borrower with a written statement of its intention to exercise the warrant provisions of this Note (if the same have not been exercised) and to sell the Warrant Shares covered by the desired registration and such other information as the Borrower may reasonably request.

     Limitations on Transfer of this Note and of Warrant Stock.  This Note and
     ---------------------------------------------------------
the Warrant Stock issuable pursuant hereto have not been registered under the Securities Act of 1933, as amended, or registered or qualified under the securities laws of any state. This Note may not be offered, sold or otherwise transferred unless an opinion of counsel satisfactory to the Borrower is obtained to the effect that registration of the securities represented hereby is not required under the Securities Act of 1933, as amended. There shall appear on the certificate or certificates evidencing any Warrant Stock issued pursuant hereto legends substantially as follows:

     "The shares represented hereby have been acquired by the holder named hereon for his own account for investment with no intention of making or causing to be made any public distribution of all or any portion thereof; and such securities may not be pledged, sold or in any other way transferred in the absence of an effective registration statement for such securities under the Securities Act of 1933, as in effect at that time, or an opinion of counsel reasonably satisfactory to the issuer that registration is not required under said Act."

     Protection against Dilution.  The Warrant Price and, as a result, the
     ---------------------------
number of shares of Warrant Stock deliverable hereunder shall be adjusted as hereinafter set forth:

          A.   Stock Dividends, Subdivisions and Combinations.  In case after
               ----------------------------------------------
     the date hereof, the Borrower shall

               (i) declare a dividend payable in, or make any other distribution to its stockholders of, Common Stock, or

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

     then the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Borrower immediately prior to such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Borrower immediately after such event.

          B.   Issuance of Additional Shares of Common Stock.
               ---------------------------------------------

               (i) In case after the date hereof the Borrower shall (except as hereinafter provided) issue or sell any additional shares of Common Stock (including any treasury shares) for a consideration per share of Common Stock less than the Warrant Price in effect immediately prior to each such issuance or sale or without consideration, then and thereafter successively upon each such issuance or sale the Warrant Price in effect immediately prior to each such event shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such event by a fraction,

                      (a) the numerator of which shall be the number of shares
               of Common Stock outstanding immediately prior to the issuance or sale of such additional shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued or sold would purchase at the Warrant Price in effect immediately prior to such issuance or sale, and

                      (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of such additional shares of Common Stock so issued.

               (ii) For purposes of this subparagraph B, an issuance or sale shall be deemed to have occurred on the earlier of (a) the date on which the Borrower shall enter into a firm contract for the issuance of such additional shares of Common Stock or (b) the date of actual issuance of such additional shares of Common Stock.

               (ii) The provisions of this subparagraph B shall not apply to any additional shares of Common Stock which are distributed to holders of Common Stock as a result of a stock dividend or subdivision for which an adjustment is provided under subparagraph A above. No adjustment of the Warrant Price shall be made under this subparagraph B upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities (as hereinafter defined), if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants or other rights therefor) pursuant to subparagraph C or D below.

          C.   Issuance of Warrants or Other Rights.  In case the Borrower shall
               ------------------------------------
     issue any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Warrant Price then in effect, then the Warrant Price shall be adjusted as provided in subparagraph B above on the basis that (i) the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Warrant Price then in effect as hereinafter provided, and (ii) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Borrower for the issuance of such additional shares of Common Stock pursuant to such warrants or other rights or such Convertible Securities. For purposes of this subparagraph C, the Warrant Price then in effect shall be determined as of the earlier of (a) the date on which the Borrower shall enter into a firm contract for the issuance of such warrants or other rights or such Convertible Securities or (b) the date of actual issuance of such warrants or other rights or such Convertible Securities.

          D.   Issuance of Convertible Securities.  In case the Borrower shall
               ----------------------------------
     issue any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event ("Convertible Securities"), and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible

     Securities shall be less than the Warrant Price then in effect, then the Warrant Price shall be adjusted as provided in subparagraph B above on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Warrant Price then in effect as hereinafter provided, and (ii) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Borrower for the issuance of such additional shares of Common Stock pursuant to the terms of such Convertible Securities. For purposes of this subparagraph D, the Warrant Price then in effect shall be determined as of the earlier of (a) the date on which the Borrower shall enter into a firm contract for the issuance of such Convertible Securities or (b) the date of actual issuance of such Convertible Securities. No adjustment of the Warrant Price shall be made under this subparagraph D upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph C above.

          E.   Other Provisions Applicable to Adjustments Under this Paragraph.
               ---------------------------------------------------------------
     The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in this paragraph:

               (i)    Computation of Consideration.  To the extent that any
                      ----------------------------
          additional shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Borrower therefor shall be deemed to be the amount of the cash received by the Borrower therefor, or, if such additional shares of Common Stock or Convertible Securities are offered by the Borrower for subscription, the subscription price, or, if such additional shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and before deduction of any compensation, discounts or expenses paid or incurred by the Borrower for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Borrower. The consideration for any additional shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Borrower for issuing such warrants or other rights, plus the additional consideration payable to the Borrower upon the exercise of such warrants or other rights; provided, however, that if such warrants or other rights are issued in connection with the issuance of evidences of indebtedness or preferred stock, the aggregate consideration received by the Borrower for the issuance of such warrants or other rights shall be deemed to be an amount equal to the difference, if any, between (a) the aggregate consideration received by the Borrower for such evidences of indebtedness or preferred stock and such warrants or other rights and
          (b) the aggregate original principal amount of such evidences of indebtedness or the aggregate prior rights to payment of such preferred stock on the dissolution, liquidation or winding of the Borrower. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be deemed to be the consideration received by the Borrower for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Borrower in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Borrower upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Borrower shall be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

               (ii)   Readjustment of Warrant Price.  Upon the expiration of the
                      -----------------------------
          right to convert or exchange any Convertible Securities or upon the expiration of any warrants or other rights, if any such Convertible Securities shall not have been converted or exchanged or if any such warrants or other rights shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities or upon exercise of any such warrants or other rights shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this paragraph after the issuance of such Convertible Securities, warrants or other rights) had the adjustment of the Warrant Price made upon the issuance or sale of such Convertible Securities or issuance of such warrants or other rights been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities or upon the exercise of such warrants or other rights (provided that such readjustment shall in no event be greater than the adjustment made upon the issuance of such Convertible Securities, warrants or other rights), and thereupon only the number of additional shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Borrower (computed as in subparagraph E(i) above) shall be deemed to have been received by the Borrower.

          F.   Extraordinary Dividends.  In case the Borrower shall declare a
               -----------------------
     dividend upon the Common Stock (except a dividend payable in Common Stock referred to in subparagraph A(i) above) payable otherwise than out of retained earnings, the Warrant Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend, to the fair value thereof per share of the Common Stock as determined in good faith by the Board of Directors of the Borrower. For the purposes of the foregoing, a dividend payable other than in cash shall be considered payable otherwise than out of retained earnings notwithstanding the fact that earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Borrower. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined. Appropriate readjustment of the Warrant Price shall be made in the event that any dividend referred to in this subparagraph F shall be lawfully abandoned.

          G.   Minimum Adjustment.  Except as hereinafter provided, no
               ------------------
     adjustment of the Warrant Price hereunder shall be made if such adjustment results in a change in the Warrant Price then in effect of less than one cent ($.01). Any adjustment of less than one cent ($.01) of the Warrant Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) or more. However, upon the exercise of the warrant provisions of this Note, the Borrower shall make all necessary adjustments (to the nearest cent) not theretofore made to the Warrant Price up to and including the date upon which the warrant provisions of this Note are exercised.

          H.   Notice of Adjustments.  Whenever the Warrant Price or number of
               ---------------------
     shares deliverable shall be adjusted pursuant to the provisions hereof, the Borrower shall promptly make a certificate signed by the President or a Vice President of the Borrower and by the chief financial officer of the Borrower, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors made any determination hereunder), and the Warrant Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class mail postage prepaid) to the holder of this Note.

                              GENERAL PROVISIONS

     This Note shall be governed by and construed according to the internal laws of the Commonwealth of Massachusetts.

     Executed as a sealed instrument as of the day and year first written above.

                                        VIALOG Corporation


                                        By:______________________________
                                           Name:
                                           Title:

                                   EXHIBIT A

                               SUBSCRIPTION FORM



     The undersigned, ______________, pursuant to the provisions of that certain Promissory Note and Warrant, dated __________ ___, 1997 (the "Note"), from VIALOG Corporation in favor of the undersigned, hereby elects to purchase all of the Warrant Stock (as defined in the Note) covered by the Note, and herewith makes payment of the Exercise Price (as defined in the Note) of $_____ therefor.

     The undersigned hereby makes and reaffirms, as of the date hereof, each of the representations, warranties and covenants made by the undersigned in the Investor Agreement, dated as of __________ ____ 1997, from the undersigned to VIALOG Corporation.


Dated:  ___________ ___, 199__          Signature:_______________________


                                        Witness:_________________________